UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21401

Sycuan Funds

(Exact name of registrant as specified in charter)

3007 Dehesa Road, El Cajon, CA 92019

(Address of principal executive offices)    (Zip code)

John Tang

3007 Dehesa Road, El Cajon, CA 92019

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 444-4043

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Sycuan US Value Fund

ANNUAL REPORT

September 30, 2006

Sycuan US Value Fund

Annual Report

September 30, 2006

Fellow Shareholders,

For the one year period ending September 30, 2006 the Sycuan US Value Fund gained 4.34% versus 10.79% for the S&P 500 Index. Since inception on October 10, 2003, the annualized rate of return for the Sycuan US Value Fund has been 9.53% versus 9.97% for the S&P 500 Index. Factors that contributed to the Fund's underperformance during the one year period ending September 30, 2006 were a combination of the transition of investment advisors and market volatility in the fourth quarter of 2005.

Despite the continued underperformance of the information technology sector during the year, we increased our holdings in Cisco, Dell, Intel and Microsoft. Each of these businesses is a market share leader in its respective industry and has demonstrated an ability to generate increasing amounts of free cash flow. These cash flows have been used by management over time to enhance shareholder value via a combination of share buybacks, dividend increases, retirement of debt and strategic acquisitions. Although there has been a pessimistic outlook and realization by investors that information technology companies will not grow at the unrealistic rates of return that were initially anticipated in the last 1990's, we believe that current share prices do not accurately reflect the intrinsic valuations of some of the most dominant businesses in the sector.

In addition to our 23.44% allocation to the information technology sector, the Fund has a 20.36% allocation to the consumer staples sector (Anheuser Busch, Colgate-Palmolive, Procter & Gamble, Kellogg Co., and Estee Lauder), 14.18% to the healthcare sector (Johnson & Johnson, Laboratory Corp. of America and Pfizer), 13.85% to the consumer discretionary sector (Gannett, News Corporation and Nike) and 13.16% to the financial sector (American International Group, Bank of America and Citicorp).

The Sycuan US Value Fund adheres to an investment philosophy that is based on value. Our patterns of operation will attempt to reduce the risk of permanent capital loss by purchasing common stock in businesses at prices we believe are less than their intrinsic values. We seek to own businesses that are leaders in their industries with the ability to generate discretionary cash flows to enhance value for shareholders.

Thank you for your continued support & confidence.

Sincerely,

Arthur Q. Johnson, CFA

Portfolio Manager

2006 Annual Report  1

Sycuan US Value Fund  (Unaudited)

PERFORMANCE INFORMATION

September 30, 2006  NAV $12.11

Average annual total returns for the periods ended September 30, 2006.

Since

 1 Year(A)              Inception(A)

Sycuan US Value Fund

              4.34%

                    9.53%

Standard & Poor’s 500 Index(B)

            10.79%

        9.97%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Sycuan US Value Fund was October 10, 2003.

(B) The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund. It includes the reinvestment of dividends  and income, but does not reflect fees, brokerage commissions, or other expenses of investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-899-8344.

2006 Annual Report  2

Sycuan US Value Fund  (Unaudited)

Proxy Voting Guidelines

(Unaudited)

Sycuan Capital Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.sycuanfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-899-8344). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2006 Annual Report  3

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on March 31, 2006 and held through September 30, 2006.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period.  Shareholders may use this information to compare the ongoing expenses of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

 Expenses Paid

                                             Beginning                        Ending

                          During the Period*

                                         Account Value                Account Value          March 31, 2006 to

                            March 31, 2006           September 30, 2006     September 30, 2006

Actual                                   $1,000.00                       $1,044.87                        $7.69

Hypothetical                          $1,000.00                       $1,017.55                        $7.59

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by  the average account value over the period, multiplied by 183/365 ( to reflect the one-half year period).

2006 Annual Report  4

Sycuan US Value Fund
	Schedule of Investments
	September 30, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Computer Communications Equipment
9,000	Cisco Systems, Inc. *	$ 206,820	5.34%

Electronic Computers
7,000	Dell Inc. *	159,880	4.13%

Electronic Connectors
5,900	Tyco International Ltd.	165,141	4.26%

Finance Services
4,000	First Data Corp.	168,000	4.34%

Fire, Marine & Casualty Insurance
2,700	American International Group Inc.	178,902	4.62%

Grain Mill Products
3,300	Kellogg Co.	163,416	4.22%

Malt Beverages
3,500	Anheuser-Busch Companies Inc.	166,285	4.29%

National Commercial Banks
3,300	Bank of America Corp.	176,781
3,100	Citigroup Inc.	153,977
		330,758	8.54%

Newspapers: Publishing or Publishing & Printing
2,800	Gannett Co. Inc.	159,124
9,800	News Corp. B	202,272
		361,396	9.33%

Perfumes, Cosmetics & Other Toilet Preparations
2,300	Colgate-Palmolive Co.	142,830
4,000	Estee Lauder Companies Inc.	161,320
		304,150	7.85%

Petroleum Refining
2,600	Exxon Mobil Corp.	174,460	4.50%

Pharmaceutical Preparations
2,800	Johnson & Johnson	181,832
7,200	Pfizer Inc.	204,192
		386,024	9.95%

Rubber & Plastics Footwear
2,000	Nike Inc. Cl B	175,240	4.52%

Semiconductors & Related Devices
9,500	Intel Corp.	195,415	5.04%

Services-Medical Laboratories
2,500	Laboratory Corp. of America Holdings *	163,925	4.23%

Services-Prepackaged Software
6,500	Microsoft Corp.	177,775	4.59%

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
2,500	Procter & Gamble Co.	154,950	4.00%

Total for Common Stock (Cost $3,269,256)		$ 3,632,537	93.75%

Cash Equivalents
196,291	First American Treasury Obligation Fund Cl Y 4.87% **	196,291	5.07%
	(Cost - $196,291)

	Total Investments	3,828,828	98.82%
	(Cost - $3,465,547)

	Other Assets in Excess of Liabilities	45,790	1.18%

	Net Assets	$ 3,874,618	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; The Yield Rate shown represents

the rate at September 30, 2006.

The accompanying notes are an integral part of the

financial statements.

2006 Annual Report  5

Sycuan US Value Fund

Statement of Assets and Liabilities
September 30, 2006

Assets:
Investment Securities at Market Value	$ 3,828,828
(Cost - $3,465,547)
Cash	162
Receivables:
Receivables for Securities Sold	48,352
Dividends and Interest	2,417
Total Assets	3,879,759
Liabilities
Management Fees Payable	5,141
Total Liabilities	5,141
Net Assets	$ 3,874,618
Net Assets Consist of:
Capital Paid In	3,540,757
Accumulated Undistributed Net Investment Income	24,086
Realized Gain (Loss) on Investments - Net	(53,506)
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	363,281
Net Assets, for 320,036 Shares Outstanding	$ 3,874,618
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($3,874,618/320,036 shares)	$ 12.11

Statement of Operations
For the year ended September 30, 2006
Investment Income:
Dividends	$ 65,504
Interest	12,598
Total Investment Income	78,102
Expenses:
Management Fees	53,871
Total Expenses	53,871

Net Investment Income	24,231

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(53,584)
Net Change In Unrealized Appreciation on Investments	339,618
Net Realized and Unrealized Gain (Loss) on Investments	286,034

Net Increase (Decrease) in Net Assets from Operations	$ 310,265

The accompanying notes are an integral part of the

financial statements.

2006 Annual Report  6

Sycuan US Value Fund

Statement of Changes in Net Assets
	10/1/2005	10/1/2004
	to	to
	9/30/2006	9/30/2005
From Operations:
Net Investment Income	$ 24,231	$ 10,185
Net Realized Gain (Loss) on Investments	(53,584)	89,509
Net Change In Unrealized Appreciation	339,618	75,619
Increase in Net Assets from Operations	310,265	175,313
From Distributions to Shareholders:
Net Investment Income	(8,536)	(8,536)
Net Realized Gain from Security Transactions	(83,044)	(25,848)
Change in Net Assets from Distributions	(91,580)	(34,384)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,072,994	329,373
Net Asset Value of Shares Issued on Reinvestment of Distributions	91,580	34,384
Cost of Shares Redeemed	(336,208)	(4,508)
Net Increase from Shareholder Activity	1,828,366	359,249
Net Increase in Net Assets	2,047,051	500,178

Net Assets at Beginning of Period	1,827,567	1,327,389
Net Assets at End of Period (including accumulated undistributed	$ 3,874,618	$ 1,827,567
net investment income of $24,086 and $8,391)

Share Transactions:
Issued	192,462	28,262
Reinvested	8,379	2,832
Redeemed	(29,926)	(395)
Net Increase in Shares	170,915	30,699
Shares Outstanding Beginning of Period	149,121	118,422
Shares Outstanding End of Period	320,036	149,121

Financial Highlights
Selected data for a share outstanding throughout the period:
	10/1/2005	10/1/2004	10/10/2003 *
	to	to	to
	9/30/2006	9/30/2005	9/30/2004
Net Asset Value -
Beginning of Period	$ 12.26	$ 11.21	$ 10.00
Net Investment Income ***	0.08	0.07	0.10
Net Gains or Losses on Securities ******
(realized and unrealized)	0.39	1.27	1.12
Total from Investment Operations	0.47	1.34	1.22

Distributions (From Net Investment Income)	(0.06)	(0.07)	(0.01)
Distributions (From Capital Gains)	(0.56)	(0.22)	0.00
Total Distributions	$ (0.62)	$ (0.29)	$ (0.01)

Net Asset Value -
End of Period	$ 12.11	$ 12.26	$ 11.21
Total Return*****	4.34%	11.96%	12.23%	****
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	3,875	1,828	1,327

Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	**
Ratio of Net Investment Income to Average Net Assets	0.67%	0.64%	0.87%	**
Portfolio Turnover Rate	64.43%	33.77%	29.48%	**

* Commencement of Operations.
** Annualized.
*** Based on Average Daily Shares Outstanding.
**** Not Annualized.
***** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.
****** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the

financial statements..

2006 Annual Report  7

NOTES TO FINANCIAL STATEMENTS

SYCUAN US VALUE FUND

September 30, 2006

1.) ORGANIZATION

Sycuan US Value Fund (the "Fund") is a non-diversified series of the Sycuan Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Trust was organized in Ohio as a business trust on July 3, 2003 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, the Fund is the only series authorized by the Trust.  The Fund commenced operations on October 10, 2003.  The Fund's investment objective is capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Sub-Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Sub-Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

On September 30, 2006, the Fund had available for federal tax purposes an unused capital loss carryforward of $53,506, which expires in 2011. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be

2006 Annual Report  8

Notes to the Financial Statements - continued

recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:  The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Sycuan Capital Management, Inc. (the “Adviser”).  For its services, the Adviser receives an annual investment management fee from the Fund of 1.50% of the average daily net assets of the Fund.  As a result of the above calculation, for the fiscal year ended September 30, 2006, the Adviser earned management fees totaling $53,871 of which $5,141 was due to the Adviser on September 30, 2006. Certain officers and directors of Sycuan Capital Management, Inc. are also officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses.

During the fiscal year ending September 30, 2006, the Adviser engaged A.Q. Johnson & Co., Inc. (the “Sub-Adviser”) to act as the investment sub-adviser of the Fund. The Adviser paid the Sub-Adviser compensation at the annual rate of 0.50% of the Fund's average daily net assets.

4.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

On September 5, 2006 the Board of Trustees considered the renewal of the Management Agreement (the "Agreement").  In approving the Management Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the investment Adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the fund;  (iii) the cost of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

To assist the Trustees in their renewal of the Agreement, the Board was supplied with written materials from the Adviser in advance of the meeting.  In addition to the foregoing materials, independent legal counsel to the Independent Trustees provided, in advance, a memorandum outlining the duties of the Trustees and factors to be considered by the Board with respect to renewal of investment advisory contracts.  After  the written materials were reviewed and questions from the Board were answered, the Independent Trustees met in executive session with counsel to discuss the continuation of the Agreement.  The officers of the Trust were excused during this discussion.

The Trustees reviewed the history of the Adviser, including its background and investment management experience, as well as the Fund's performance since inception on October 10, 2003 as compared with various benchmarks.  The Fund had a return of 8.10% from inception to June 30, 2006 compared to 8.72% for the Standard and Poor's 500.  For the one year period ended June 30, 2006 the Fund had a total return of 2.15% compared to 8.63% for the Standard and Poor's 500 and

2006 Annual Report  9

Notes to the Financial Statements - continued

12.24% for 20 comparable funds (the "Peer Group").   For the three month period ended June 30, 2006 the Fund had a total return of -1.47% compared to -1.44% for the Standard and Poor's 500 and -0.72% for the Peer Group.  Year-to-date through September 1, 2006 the Fund was up 6.72%, ahead of the Standard and Poor's 500 by 0.34%.  The Trustees noted that the Fund's performance was within the range of the Standard and Poor's 500 since inception.  The Trustees also noted the Fund had hired a new Sub-Adviser at the end of 2005 and that the Fund was being managed consistent with its stated style.  In addition, the Trustees recognized that the Fund's performance was improving and that value funds requires a period of time to get up "to speed" and the Sub-Adviser had advised the Board from the start that it would be several years before the Fund showed favorable results.

The Trustees gave careful consideration to the nature, extent and quality of the services to be provided by the Adviser. The Trustees analyzed the Adviser's experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Trustees were satisfied with the quality of the services received from the Adviser, especially the quality of the reporting.

The Trustees also reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from its Peer Group.  Included in the comparison were funds with similar asset ranges.  It was noted that while the Adviser's gross management fee was the highest in the Peer Group, the Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund's expenses out of the management fee including sub-adviser services. In addition, the Adviser provides marketing, administrative and compliance services to the Fund at no additional expense.  The Trustees also noted that the Fund's current expense ratio of 1.50% was slightly lower than the average expense ratio of 1.52% for the Peer Group.  Finally, the Trustees noted that there were several funds with expense ratios that were significantly higher than the Fund's.  Having considered the comparative data as described above, the Trustees concluded that the management fee and expense ratio were reasonable.

The Trustees also reviewed the Adviser's balance sheet and a profit and loss analysis prepared by the Adviser that detailed the expenses paid by the Adviser on behalf of the Fund, and the total revenue derived by the Adviser from the Fund.  The Trustees noted that the Adviser was not making any profits from the investment management services that it provides to the Fund and did not derive any other benefits from its relationship with the Fund.  The Trustees then discussed the fact that the Adviser is paying 0.50% for sub-adviser services and may consider a reduction in management fees as the assets of the Fund increase.  The Trustees noted that shareholders may benefit from fee reductions as the Fund grows.

Upon review of all the factors discussed above, the Trustees concluded that the Management Agreement was fair and reasonable; that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser; and that renewal of the Management Agreement would be in the best interests of the Fund.

5.) RELATED PARTY TRANSACTIONS

The Fund has entered into agreements with Mutual Shareholder Services (“MSS”) for fund accounting and transfer agency services. An officer and shareholder of MSS is also an officer of the Fund. Fees paid to MSS are paid by the Adviser. The Fund has also entered into agreements with Premier Fund Solutions, Inc. (“Premier”) for administrative services. An officer and shareholder of Premier is also an officer of the Fund. Fees paid to Premier are paid by the Adviser.

The Trustees who are not interested persons of the Fund were paid $16,000 in Trustees fees for the year ended September 30, 2006 by the Adviser.

6.) INVESTMENTS

For the twelve month period ended September 30, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,626,947 and $2,082,761 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at September 30, 2006 was $3,465,547.  At September 30, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

2006 Annual Report  10

Notes to the Financial Statements – continued

Appreciation                 (Depreciation)

Net Appreciation (Depreciation)

  $433,459                       ($70,178)                                     $363,281

As of September 30, 2006, there were no differences between the financial statement basis to tax basis in net unrealized appreciation or cost of investments.

7.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2006, Sycuan Tribal Development Corporation, which is affiliated with the Adviser, held, in aggregate, 38.40% of the Fund and Johnson Family 1995 Rev. Trust, which is affiliated with the Sub-Adviser, held, in aggregate, 58.13% of the Fund and thus each may be deemed to control the Fund.

8.) CAPITAL SHARES

At September 30, 2006 an unlimited number of shares of beneficial interest were authorized. 320,036 shares were issued and outstanding and paid in capital was $3,540,757.

9.) DISTRIBUTIONS

On October 17, 2005, the Fund declared distributions from ordinary income of $0.0574 per share, short-term capital gains of $0.2896 per share and long-term capital gains of $0.2688 per share paid to shareholders of record on October 17, 2005.

The tax character of distributions paid during the twelve month periods ended September 30, 2006 and September 30, 2005, respectively,  were as follows:

Distributions paid from                         September 30,2006               September 30,2005

Ordinary Income:

               $      8,536

                       $      8,536

Short-term Capital Gain

         43,069

     25,299

Long-term Capital Gain

         39,975

          549

   $    91,580

            $    34,384

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary

income/(accumulated losses)                  $     24,086

Undistributed long-term capital

gain/(accumulated losses)                            (53,506)

Unrealized appreciation/(depreciation)                        363,281

                                                                        $    333,861

There are no book to tax differences for the current year.

2006 Annual Report  11

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Ste 1100

Certified Public Accountants

Westlake, Ohio 44145

Phone: (440) 835-8500

Fax: (440) 835-1093

www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

Sycuan US Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sycuan US Value Fund (the "Fund") as of September 30, 2006 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and financial highlights for each of the three periods then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the Fund's custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sycuan US Value Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

November 9, 2006

2006 Annual Report  12

TRUSTEES AND OFFICERS

Unaudited

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below. Additional information regarding the Trustees may be found in the Statement of Additional Information. Each Trustee serves until the Trustee dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.   The trustees and officers of the Trust and their principal business activities during the past five years are:

Officers and Interested Trustees

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Cody Martinez(2) Year of Birth: 1981	President	Since 2005	Commissioner, Sycuan Gaming Commission (2003 to current); Enrollment, Sycuan Band of the Kumeyaay Nation (1999 to current).	1	None
John N. Tang(3) Year of Birth: 1951	Secretary and Trustee	Since 2003	President, Sycuan Tribal Development Corporation (1992 to 2005). CEO – Tribal Operations, Buena Vista Rancheria (2006 to current).	1	None
Jeffrey R. Provence(3) Year of Birth: 1969	Treasurer, Chief Compliance Officer and Trustee	Since 2003	CEO, Premier Fund Solutions, Inc. (2001-Present); General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).	1	Blue Chip Investor Funds, Private Asset Management Funds, Wireless Fund

(1) The address, of each trustee and officer is c/o Sycuan Funds, 3007 Dehesa Road, El Cajon, CA 92019.

(2) John N. Tang and Jeffrey R. Provence are considered “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because each is a director and officer of the Adviser.

Independent Trustees

Name, Address(4), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
DeWitt F. Bowman, C.F.A Yaer of Birth: 1930	Trustee	Indefinite Term, Since 2003	Principal, Pension Investment Consulting, since 1994. Interim Treasurer to the Regents and Vice President for Investments - University of California from 2000 to 2001. Formerly Chief Investment Officer of the California Public Employees Retirement System (1989 to 1994). Director of Forward Funds (2000 to present).	1

Brandes Investment Trust, RREEF America REIT, RREEF America III REIT, Wilshire Target Funds, Forward Funds, PCG Private Equity Fund, Pacific Gas and Electric Nuclear Decommissioning Trust, Forward Funds

Allen C. Brown Year of Birth: 1943	Trustee	Indefinite Term, Since 2003	Co-owner of Stebleton & Brown (1994 to current). Estate planning and business attorney (1970 to current).	1	Blue Chip Investor Funds
George Cossolias, CPA Year of Birth: 1935	Trustee	Indefinite Term, Since 2003	Owner of George Cossolias & Company, CPAs (1972 to current). President of Lubrication Specialists, Inc. (1996 to current).	1	Blue Chip Investor Funds, Temecula Valley Bancorp Inc., Wireless Fund
Mary L. VanNostrand Year of Birth: 1960	Trustee	Indefinite Term, Since 2003	Self-Employed Investment Consultant (1992 to current). Owner, Registered Investment Advisor VanNostrand & Associates (2004 to Present).	1	None

(3) The address of each trustee is c/o Sycuan Funds, 3007 Dehesa Road, El Cajon, CA 92019.

2006 Annual Report  13

Board of Trustees

DeWitt F. Bowman, C.F.A.

Allen C. Brown

George Cossolias, CPA

Jeffrey R. Provence

John N. Tang

Mary L. VanNostrand

Investment Adviser

Sycuan Capital Management, Inc.

Investment Sub-Adviser

A.Q. Johnson & Co., Inc.

Counsel

Thompson Hine LLP

Custodian

U.S. Bank, NA

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

(FKA Cohen McCurdy, Ltd.)

This report is provided for the general information of the shareholders of the Sycuan US Value Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 9/30/06	FYE 9/30/05
Audit Fees	$15,100	$12,300
Audit-Related Fees	$0	$825
Tax Fees	$2,150	$1,160
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 9/30/06	FYE 9/30/05
Registrant	$2,900	$1,910
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sycuan Funds

By : /s/ Cody Martinez

Cody Martinez

President

Date:         12/8/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Cody Martinez

Cody Martinez

President

Date:         12/8/06

By : /s/ Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date:         12/8/06